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                                                                   Exhibit 10.46

                                 AMENDMENT NO. 5
                                       to
                           LOAN AND SECURITY AGREEMENT
                           dated as of April 16, 1997

         THIS AMENDMENT NO. 5 dated as of March 26, 2001 (this "Amendment") is made by SYRATECH CORPORATION, a Delaware corporation, TOWLE MANUFACTURING COMPANY, a Delaware corporation, LEONARD FLORENCE ASSOCIATES, INC., a Massachusetts corporation, WALLACE INTERNATIONAL SILVERSMITHS, INC., a Delaware corporation, RAUCH INDUSTRIES, INC., a North Carolina corporation, ROCHARD, INC., a New York corporation, HOLIDAY PRODUCTS, INC., a North Carolina corporation, FARBERWARE INC., a Delaware corporation, SILVESTRI, INC., a Delaware corporation, the financial institutions parties hereto from time to time as "Lenders," and BANK OF AMERICA, N.A., formerly known as NATIONSBANK, N.A., a national banking association, as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements
                             ----------------------

         The Borrowers, the Lenders and the Administrative Agent are parties to a Loan and Security Agreement dated as of April 16, 1997, as amended by Amendment No. 1 dated as of July 31, 1997, Amendment No. 2 dated as of December 31, 1997, Amendment No. 3 dated as of March 30, 1998 and Amendment No. 4 and Consent dated as of March 26, 1999 (the "Loan Agreement"; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).

         The Borrowers have requested that the Administrative Agent and the Lenders amend the provisions of the Loan Agreement to amend two financial covenants set forth therein and to increase the Inventory sublimit set forth in the definition "Borrowing Base," and the Lenders and the Administrative Agent have agreed so to amend the Loan Agreement, upon and subject to all of the terms, conditions and provisions hereof.

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



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         Section 1. Amendment to Loan Agreement. The Loan Agreement is hereby amended, effective as provided in Section 2, by:

         (a) amending Section 1.1 Definitions by amending subpart (b) of the definition "Borrowing Base" appearing therein to read in its entirety as follows:

                  (b) the lesser of

                  (i) $65,000,000 (or, during the period May 1 through June 30 of each Fiscal Year, $75,000,000 or, during the period July 1 through September 30 of each Fiscal Year, $85,000,000) and

                  (ii) 60% (or, during the period May 1 through September 30 of each Fiscal Year, 70%) (or, in either case, such lesser percentage as the Administrative Agent may in its reasonable credit judgment, applying standards customary to institutional asset-based lenders, determine from time to time following any adverse change in quality, composition, salability or other measure of value of the Inventory) of the Cost of Eligible Inventory at such time, minus

         (b) amending Sections 11.1(b) Total Funded Debt to EBITDA and (c) Fixed Charge Coverage in their entireties to read as follows:

                  (b) Total Funded Debt to EBITDA. Total Funded Debt to EBITDA for any period of four consecutive Fiscal Quarters ending on or after a date specified below, to be greater than the ratio specified opposite such date:

                                  Date                            Ratio
                                  ----                            -----

                                3/31/00                         8.46 to 1
                                6/30/00                         8.36 to 1
                                9/30/00                         7.96 to 1
                                12/31/00                        7.64 to 1
                                3/31/01                         8.46 to 1
                                6/30/01                         8.36 to 1
                                9/30/01                         7.96 to 1
                                Any Fiscal Quarter
                                ending on or after 12/31/01     7.23 to 1


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         (c) Fixed Charge Coverage. Fixed Charge Coverage for any period of four consecutive Fiscal Quarters ending on or after a date specified below to be less than the ratio specified opposite such date:

                             Date                                   Ratio
                             ----                                   -----

                            3/31/00                               0.866 to 1
                            6/30/00                               0.866 to 1
                            9/30/00                               0.900 to 1
                            12/31/00                               1.00 to 1
                            3/31/00                               0.866 to 1
                            6/30/01                               0.866 to 1
                            9/30/01                               0.900 to 1
                            Any Fiscal Quarter
                            ending on or after 12/31/01           1.015 to 1

         Section 2. Effectiveness of Amendment. Section 1 of this Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received (1) an amendment fee in the amount of $307,500 to be shared Ratably among the Lenders in accordance with their respective Commitments, which fee shall not be subject to refund or rebate of any kind whatsoever, and (2) each of the following documents (in sufficient copies for each Lender):

         (a) this Amendment duly executed and delivered by each Borrower and the Lenders,

         (b) a certificate of the Secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the Amendment Effective Date (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), and to the further effect that the incumbency certificate and corporate action delivered in connection with the occurrence of the date hereof remain in effect, unchanged,

         (c) a certificate of the President or Financial Officer of Syratech to the effect that

                  (i) the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the Amendment Effective Date, and

                  (ii) no Default or Event of Default has occurred and is continuing and such statements shall be true; and

         (d) such other documents, certificates and instruments in connection with the effectiveness of this Amendment as the Administrative Agent or any Lender may reasonably request.


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         Section 3. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 4. Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually delivered counterpart thereof.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the conflict of laws principles thereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:

SYRATECH CORPORATION

By:/s/ Ami A. Trauber
---------------------
     Name:  Ami A. Trauber
     Title: Vice President and Chief Financial Officer


TOWLE MANUFACTURING COMPANY

By:/s/ Ami A. Trauber
---------------------
     Name:  Ami A. Trauber
     Title: Vice President and Chief Financial Officer


LEONARD FLORENCE ASSOCIATES, INC.

By:/s/ Ami A. Trauber
---------------------
     Name:  Ami A. Trauber
     Title: Vice President and Chief Financial Officer


WALLACE INTERNATIONAL SILVERSMITHS,
INC.

By:/s/ Ami A. Trauber
---------------------
     Name:  Ami A. Trauber
     Title: Vice President and Chief Financial Officer


RAUCH INDUSTRIES, INC.

By:/s/ Leonard Florence
-----------------------
     Name:  Leonard Florence
     Title: Chairman of the Board and Chief Executive Officer


ROCHARD, INC.

By:/s/ Leonard Florence
-----------------------
     Name:  Leonard Florence
     Title: Chairman of the Board and Chief Executive Officer

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HOLIDAY PRODUCTS, INC.

By:/s/ Leonard Florence
-----------------------
     Name:  Leonard Florence
     Title: Chairman of the Board and Chief Executive Officer


FARBERWARE INC.

By:/s/ Ami A. Trauber
---------------------
     Name:  Ami A. Trauber
     Title: Vice President and Chief Financial Officer


SILVESTRI, INC.

By:/s/ Ami A. Trauber
---------------------
     Name:  Ami A. Trauber
     Title: Vice President and Chief Financial Officer



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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:  /s/ Andrew A. Doherty
--------------------------
     Name:  Andrew A. Doherty
     Title: Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:  /s/ Andrew A. Doherty
--------------------------
     Name:  Andrew A. Doherty
     Title: Vice President


AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO

By:  /s/  Dawn M. Dieter
------------------------
     Name:  Dawn M. Dieter
     Title: Vice President


FLEET CAPITAL CORPORATION

By:  /s/  Matthew T. O'Keefe
----------------------------
     Name:  Matthew T. O'Keefe
     Title: Senior Vice President


UNION BANK OF CALIFORNIA, N.A.

By:  /s/  Gregg F. Ennis
------------------------
     Name:  Gregg F. Ennis
     Title: Vice President